ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1. Collateral Characteristics
2. ARM Characterisitics
3. Loan Type
4. Loan Purpose
5. Ocuupancy
6. Doc
7. FICO
8. DTI
9. Combined LTV
10. Loan Balance Distribution
11. State
12. Russ Belt States (IN,MI,OH)
13. DOC
14. FICO-First Lien
15. FICO-Second Lien

1. Collateral Characteristics

Pool Balance: 1,024,183,060.65
# of Loans: 5174
Avg Balance: 197948.02
GWAC: 8.481
WA Remaining Term: 360
Season: 0
Second Lien: 4.89
Silent Second: 17.85
NZWA DTI: 42.99
WA LTV: 81.00
WA CLTV: 84.43
NZWA FICO: 605
IO %: 9.88
IO and DTI > 45: 4.48
Prepay Penalty %: 71.45

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2. ARM Characterisitics

WAC: 8.305
WA Rem Term: 360
WA Margin: 6.180
WA Initial Cap: 2.997
WA Periodic Cap: 1.001
WA Ceiling: 14.294
WA Remaining Months to roll: 26

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3. Loan Type

Loan Type	Number of Loans	Balance	% of Balance
10 Yr Fixed	1	38000	0
15 Yr Fixed	4	227940	0.02
20 Yr Fixed	5	246043	0.02
30 Yr Fixed	1060	49138987.44	4.8
ARM 15/15	6	395542.25	0.04
ARM 2/13	1	120000	0.01
ARM 2/28	2231	426535694.3	41.65
ARM 2/28- IO 5Yrs	271	90499530.95	8.84
ARM 2/28-40YR Amortization	1295	374550381.7	36.57
ARM 3/12	1	100001	0.01
ARM 3/27	70	14602750.08	1.43
ARM 3/27- IO 5Yrs	6	2067834	0.2
ARM 3/27-40YR Amortization	51	14703558.58	1.44
ARM 5/25	29	5392891	0.53
ARM 5/25- IO 5Yrs	22	8623725	0.84
ARM 5/25-40YR Amortization	120	36665681.33	3.58
BALLOON 40/30	1	274500	0.03
Total:	5174	1024183061	100

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4. Loan Purpose

Loan Purpose	Number of Loans	Balance	% of Balance
Cash Out	2378	617054906.1	60.25
Purchase	2457	334698206.9	32.68
Rate and Term	339	72429947.73	7.07
Total:	5174	1024183061	100

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5. Ocuupancy

Ocuupancy	Number of Loans	Balance	% of Balance
I	288	55235983.75	5.39
P	4832	951838233.4	92.94
S	54	17108843.53	1.67
Total:	5174	1024183061	100

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6. Doc

Doc	Number of Loans	Balance	% of Balance
F	3713	624033811.3	60.93
L	21	5460695	0.53
N	9	2139070	0.21
S	1431	392549484.4	38.33
Total:	5174	1024183061	100

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7. FICO

FICO	Number of Loans	Balance	% of Balance
<= 460	33	3790021	0.37
481 - 500	13	2359200	0.23
501 - 520	248	51374701.69	5.02
521 - 540	242	51514755.52	5.03
541 - 560	299	64524471.35	6.3
561 - 580	613	115573747	11.28
581 - 600	1060	181193553.9	17.69
601 - 620	869	168037811.9	16.41
621 - 640	758	152704858.7	14.91
641 - 660	538	114694387.5	11.2
661 - 680	365	80675048.66	7.88
681 - 700	67	17605456.42	1.72
701 - 720	32	9112541.09	0.89
721 - 740	23	7059355.88	0.69
741 - 760	5	1490966.87	0.15
761 >=	9	2472183.11	0.24
Total:	5174	1024183061	100

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8. DTI

DTI	Number of Loans	Balance	% of Balance
<= 10.00	36	7154310	0.7
10.01 - 20.00	112	17477455.71	1.71
20.01 - 30.00	461	74526133.6	7.28
30.01 - 40.00	1298	236223440.5	23.06
40.01 - 50.00	2101	440279432.3	42.99
50.01 - 60.00	1166	248522288.5	24.27
Total:	5174	1024183061	100

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9. Combined LTV

											Non zero
											WA
Combined LTV	NZWA FICO	WAC	% Balance	Purch %	Inv Prop%	Ist Lien	% Silent Second	CA %	Full Doc %	IO%	DTI%	DT > 45
<= 79.99	588	8.116	29.68	5.52	4.53	100	0.67	28.99	46.1	9.51	42.13	41.07
80.00 - 84.99	592	8.422	14.45	13.75	5.35	100	0.14	25.75	43.12	7.85	42.39	45.59
85.00 - 89.99	609	8.24	8.9	9.4	7.77	99.7	1.82	21.91	59.33	10.56	43.58	51.08
90.00 - 94.99	614	8.604	14.59	32.27	11.55	99.85	2.89	21.29	60.05	7.4	43.09	49.19
95.00 - 99.99	614	8.875	9.2	48.78	9.49	97.03	13.67	20.96	79.72	8.38	43.78	49.09
100.00 >=	624	8.845	23.17	82.09	0.11	80.29	68.14	17.34	84.74	13.52	43.87	50.57
Total:	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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10. Loan Balance Distribution

			Average
Loan Balance Distribution	# of Loans	Agg Balance	Balance	GWAC	WA CLTV	NZWA FICO
0.01 - 25000.00	164	3,715,383.35	22654.78	12.126	99.83	606
25000.01 - 50000.00	594	21,156,915.10	35617.7	11.995	98.66	613
50000.01 - 75000.00	451	28,005,156.35	62095.69	11.09	91.45	606
75000.01 - 100000.00	434	38,378,546.04	88429.83	9.946	89.2	599
100000.01 - 150000.00	892	111,274,323.54	124747	9.201	86.84	598
150000.01 - 200000.00	721	125,850,671.07	174550.17	8.716	83.77	594
200000.01 - 250000.00	461	103,827,832.55	225223.06	8.307	84.84	602
250000.01 - 300000.00	417	114,137,583.10	273711.23	8.235	83.33	601
300000.01 - 350000.00	307	99,828,376.12	325173.86	7.98	81.92	603
350000.01 - 400000.00	214	80,482,324.09	376085.63	7.917	84.92	611
400000.01 - 450000.00	147	62,355,962.67	424190.22	7.905	83.14	605
450000.01 - 500000.00	95	45,027,683.31	473975.61	7.654	84.92	619
500000.01 - 550000.00	73	38,261,255.81	524126.79	7.761	85.52	619
550000.01 - 600000.00	56	32,401,815.83	578603.85	8.184	84.22	610
600000.01 - 650000.00	39	24,576,170.57	630158.22	7.814	84.13	615
650000.01 - 700000.00	22	14,928,050.00	678547.73	8.302	80.32	615
700000.01 - 750000.00	17	12,367,357.29	727491.61	8.207	83.6	616
750000.01 - 800000.00	21	16,342,347.74	778207.04	7.899	85.58	621
800000.01 - 850000.00	10	8,363,000.00	836300	7.353	69.01	601
850000.01 - 900000.00	8	7,061,150.00	882643.75	7.15	80.82	608
900000.01 - 950000.00	7	6,474,000.00	924857.14	8.317	77.33	612
950000.01 - 1000000.00	5	4,903,756.12	980751.22	7.874	74.7	620
1000000.01 >=	19	24,463,400.00	1287547.37	7.672	72.28	623
Total:	5174	1,024,183,060.65	197948.02	8.481	84.43	605

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11. State

State	% Bal	# of Loans	Total Bal	Avg Loan Bal	WA LTV	% Silent Second	NZWA FICO
California	23.33	684	238,942,621.77	349,331.32	79.51	13.84	612
Florida	11.73	625	120,133,633.90	192,213.81	80.24	16.02	603
Massachusetts	8.06	322	82,517,661.53	256,266.03	81.43	16.7	613
New York	8	267	81,909,331.88	306,776.52	76.78	9.45	608
Texas	4.64	468	47,519,433.60	101,537.25	86.69	26.39	584
Other	44.25	2808	453,160,377.97	161,381.90	82.07	21.28	602
Total:	100	5174	1,024,183,060.65	197,948.02	81	17.85	605

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12. Russ Belt States (IN,MI,OH)

Russ Belt States (IN,MI,OH)	% Bal	# of Loans	Total Bal	Avg Loan Bal	WA LTV	% Silent Second	NZWA FICO
Indiana	12.59	58	5,624,033.47	96,966.09	85.95	31.6	587
Michigan	51.21	207	22,879,524.89	110,529.11	84.12	27.25	593
Ohio	36.2	158	16,170,437.97	102,344.54	86.78	29.74	598
Total:	100	423	44,673,996.33	105,612.28	85.31	28.7	594

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13. DOC

DOC	WA LTV	WA CLTV	NZWA FICO	WAC	% Bal	% Purch	% Inv Property	Ist Lien	% Silent Second	% CA	% Full Doc	% IO	DTI	DTI > 45
Full Documentation	82.91	87.56	600	8.44	60.93	39.26	3.27	93.13	23.81	21.23	100	9.55	43.76	52.45
Lite Documentation	81.89	85.13	617	9.234	0.53	47.53	9.2	91.62	16.19	24.84	0	15.27	41.09	35.37
No Documentation	83.35	83.35	663	8.382	0.21	9.28	0	100	0	23.68	0	0	0	0
Stated Documentation	77.94	79.45	613	8.537	38.33	22.13	8.74	98.29	8.49	26.65	0	10.39	41.8	38.06
Total:	81	84.43	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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14. FICO-First Lien

FICO-First Lien	Total Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	%IO	WAC	MARGIN	% Silent Second
<= 519	53821391	75.75	95	63.02	99.36	0	9.84	6.417	1.68
520 - 539	53222473	76.12	95	56.84	98.22	0	9.61	6.421	1.61
540 - 559	58944655	76.31	96.22	60.74	98.85	0	9.24	6.305	1.98
560 - 579	1.11E+08	77.1	100	71.04	95.76	0.95	8.48	6.231	10.19
580 - 599	1.7E+08	79.46	100	72.42	96.48	8.67	8.15	6.179	29.98
600 - 619	1.59E+08	80.84	100	63.44	91.24	12.49	8.1	6.151	20.94
620 - 639	1.44E+08	82.26	100	55.16	90	14.92	7.89	6.113	17.3
640 - 659	1.07E+08	82.48	100	48.46	88.12	13.79	7.91	6.1	21.38
660 - 679	76630613	82.61	102.57	36.42	85.78	17.35	7.88	6.084	28.84
680 - 699	20116641	83.98	100	51.95	82.16	37.69	7.39	6.06	35.93
700 - 719	8120881	84.77	95	28.95	87.15	46.16	7.76	5.995	43.01
720 - 739	7474837	85.25	100	55.6	85.78	57.91	7.32	5.951	25.64
740 - 759	1331413	83.47	90	0	65.28	21.39	6.74	5.22	65.28
760 - 779	1376445	86.07	95	100	89.65	0	7.11	5.185	35.84
780 - 799	993576.9	82.36	90	0	30.15	0	8.51	6.055	30.15
800 >=	357555	93.32	95	100	0	0	8.45	6.1	0
Total:	9.74E+08	80.04	102.57	59.66	92.61	10.39	8.3	6.18	18.77

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15. FICO-Second Lien

FICO-Second Lien	Total Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	%IO	WAC	MARGIN
<= 519	73850	98.39	100	100	100	0	12.677	0
520 - 539	82730	97.51	100	100	100	0	12.862	0
540 - 559	107468	96.09	100	100	100	0	11.839	0
560 - 579	3836424	98.98	100	100	100	0	12.588	0
580 - 599	11956366	99.87	100	100	99.76	0	12.602	6.9
600 - 619	9116484	99.84	100	99.48	99.65	0	12.211	7.28
620 - 639	8694918	99.84	115.83	91.35	99.08	0	11.735	0
640 - 659	8228238	99.76	100	70.21	100	0	11.445	0
660 - 679	5954736	99.7	100	56.17	98.79	0	11.016	0
680 - 699	1469208	98.3	100	34.72	90.47	0	10.897	0
700 - 719	315360	99.99	100	59.67	100	0	10.678	0
720 - 739	126780	100	100	0	100	0	11.209	0
740 - 759	113400	100	100	0	100	0	10.75	0
Total:	50075963	99.69	115.83	85.65	99.3	0	11.929	7.08

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 17:56

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer. Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

299 records
Balance: 101,191,090
IO Lons Only

Selection Criteria: IO Lons Only
Table of Contents

1. Product Type
2. Product Type
3. FICO (For Loans where FICO is available)

1. Product Type

		Number		Avg
		of	Total	Loan
Product Type	WA IO Term	Loans	Balance	Balance	% Total IO	% Total Deal	NZWA FICO	Avg LTV	% Owner Occupied	% Purchase	% Investor	NZWA DTI	% Full Doc
ARM 2/28- IO 5Yrs 60Months	60	271	90,499,530.95	333946.6	89.43	8.84	636	80.7	99.79	36.22	0.21	43.88	57.89
ARM 3/27- IO 5Yrs 60Months	60	6	2,067,834.00	344639	2.04	0.2	650	74.62	100	15.73	0	50.83	84.04
ARM 5/25- IO 5Yrs 60Months	60	22	8,623,725.00	391987.5	8.52	0.84	664	78.47	100	19.45	0	43.48	63.24
Total:	60	299	101,191,089.95	338431.7	100	9.88	639	80.39	99.81	34.38	0.19	43.99	58.88

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2. Product Type

Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
ARM 2/28- IO 5Yrs 60Months	0	0	0	0	90,499,530.95	0	0	0	0
ARM 3/27- IO 5Yrs 60Months	0	0	0	0	2,067,834.00	0	0	0	0
ARM 5/25- IO 5Yrs 60Months	0	0	0	0	8,623,725.00	0	0	0	0
Total:	0	0	0	0	101,191,089.95	0	0	0	0

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3. FICO (For Loans where FICO is available)

FICO (For Loans where FICO is available)	% Total Deal	Avg LTV	Max LTV	% Full Doc	% Owner Occupied	WAC	MARGIN	% Silent Second
560 - 579	0.1	65.24	80	52.93	100	7.851	6.207	35.05
580 - 599	1.44	78.07	100	79.44	100	7.664	6.141	29.34
600 - 619	1.93	79.7	100	63.45	100	7.673	6.107	22.79
620 - 639	2.1	82.76	100	54.59	100	7.454	6.102	19.99
640 - 659	1.45	79.17	94.9	57.59	100	7.505	6.091	41.07
660 - 679	1.3	79.43	100	37.54	100	7.528	6.081	35.17
680 - 699	0.74	82.59	100	75.1	97.49	6.78	6.052	33.17
700 - 719	0.37	83.34	90	33.97	100	7.905	6.288	56.04
720 - 739	0.42	84.09	100	57.67	100	7.337	6.1	37.99
740 - 759	0.03	80	80	0	100	7.6	6.1	100
Total:	9.88	80.39	100	58.88	99.81	7.511	6.109	30.46

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 17:56

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer. Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

1. STATE

STATE	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA SS CLTV	% with 2nd	wa FICO	% Owner Occ	% Fixed
California	23.33	684	238942621.8	349331.3	82.16	3.53	612	95.06	3.53
Pacific (AK, HI, OR, WA)	4.25	184	43506310.84	236447.3	82.93	4.55	606	93.59	4.55
Mountain (AZ, CO, ID, MT, NM, NV, UT, WY)	6.91	402	70773384.67	176053.2	89.44	7.11	610	93.38	7.11
W. North Central (IA, KS, MN, MO, ND, SD, NE)	2.15	174	22013138.96	126512.3	87.81	8.73	604	93.49	8.05
W. South Central (AR, LA, OK, TX)	5.32	540	54435723.77	100806.9	92	9.85	586	92.57	9.85
E. North Central (IL, IN, MI, OH, WI)	8.08	657	82792587.02	126016.1	88.39	6.38	597	93.29	6.38
E. South Central (AL, KY, MS, TN)	1.57	166	16099947.39	96987.63	92.49	11.94	594	95.55	11.94
New England (CT, MA ,ME, NH, RI, VT)	12.19	570	124885539.8	219097.4	84.27	4.08	610	92.35	4.08
Middle Atlantic (NJ, NY, PA)	14.37	571	147142233.8	257692.2	79.58	2.59	604	91.94	2.59
South Atlantic ( DC, DE, FL, GA, MD, NC, SC, VA, WV)	21.83	1226	223591572.6	182374.9	84.62	5.02	601	91.1	5.02
Total:	100	5174	1024183061	197948	84.43	4.89	605	92.94	4.87